                                                                     Exhibit 4.1

   COMMON STOCK                                               COMMON STOCK

      NUMBER                                                     SHARES
   NEED PREFIX
                             [NORTH POINTE HOLDINGS
                                CORPORATION LOGO]          CUSIP 661696 10 4
                                                            SEE REVERSE FOR
                                                          CERTAIN DEFINITIONS


            INCORPORATED UNDER THE LAWS OF THE STATEMENT OF MICHIGAN

     THIS CERTIFIES THAT





     IS THE RECORD HOLDER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE PER SHARE, OF

                       NORTH POINTE HOLDINGS CORPORATION


transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


DATED:


                             [NORTH POINTE HOLDINGS
     /S/ B. Matthew Petcoff  CORPORATION CORPORATE    /S/ James G. Petcoff
        SECRETARY              SEAL 2001 MICHIGAN]     PRESIDENT





COUNTERSIGNED AND REGISTERED:
          SUNTRUST BANK
               TRANSFER AGENT AND REGISTRAR
BY:



                       AUTHORIZED SIGNATURE

                        NORTH POINTE HOLDINGS CORPORATION

         The Corporation is authorized to issue both common stock and preferred stock. The Corporation will furnish to a shareholder upon request and without charge a full statement of the designation, relative rights, preferences, and limitations of the shares of each class authorized to be issued, and the designation, relative rights, preferences, and limitations of each series so far as the same have been prescribed and the authority of the Board of Directors to designate and prescribe the relative rights, preferences, and limitations of other series.


         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:




TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common



UNIF GIFT MIN ACT-                               Custodian
                  -------------------------------          ---------------------
                            (Cust)                               (Minor)

                  under Uniform Gifts to Minors

                  Act
                     -----------------------------------------------------------
                                             (State)



UNIF TRF MIN ACT-                                Custodian (until age          )
                 -------------------------------                     ----------
                              (Cust)
                                                     under Uniform Transfers
                 -----------------------------------
                              (Minor)

                 to Minors Act
                              --------------------------------------------------
                                                (State)


     Additional abbreviations may also be used though not in the above list.



For Value received,                        hereby sell, assign and transfer unto
                    -----------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE


--------------------------------------



--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                          Shares
--------------------------------------------------------------------------
of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint


                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.



Dated                                    X
      ----------------------------         -------------------------------------

                                         X
                                           -------------------------------------
                                   NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                           MUST CORRESPOND WITH THE NAME(S) AS
                                           WRITTEN UPON THE FACE OF THE
                                           CERTIFICATE IN EVERY PARTICULAR
                                           WITHOUT ALTERATION OR ENLARGEMENT OR
                                           ANY CHANGE WHATEVER.


SIGNATURES GUARANTEED:


By
   -----------------------------------------------------------------------------
   THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.